UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2012

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

EXCO Resources, Inc. (the “Company”) intends to hold its 2012 Annual Meeting of Shareholders (the “Annual Meeting”) on May 31, 2012.

Rule 14a-8 Shareholder Proposals. Shareholder proposals to be included in the Company’s proxy statement for the Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received on or before March 19, 2012.

Advance Notice Deadline. Shareholders wishing to submit proposals (i) for business to be presented directly at the Annual Meeting instead of by inclusion in the Company’s proxy statement for the Annual Meeting or (ii) to nominate a director for election at the Annual Meeting must follow the submission criteria and deadlines set forth in our bylaws. To be timely in connection with the Annual Meeting under our bylaws, a shareholder proposal or nomination must be received by the Company on or before March 22, 2012.

Shareholders must deliver the proposals or nominations to the Company’s principal executive offices at the following address: EXCO Resources, Inc., Attn: General Counsel, 12377 Merit Drive, Suite 1700, LB 82, Dallas, Texas 75251.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

By:	/s/ J. Douglas Ramsey, Ph.D.
Name: J. Douglas Ramsey, Ph.D.
Title: Vice President – Finance

Date: February 3, 2012

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